                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                           Date of report: 18-Feb-04

                        CIT Equipment Collateral 2003-EF1

A Delaware                      Commission File                 I.R.S. Employer
Corporation                     No. 0001240986                  No. 02-6166260

                           c/o CIT Financial USA, Inc.
                    1 CIT Drive, Livingston, New Jersey 07039
                         Telephone number: (973)740-5000

Item 5. Other

                        CIT Equipment Collateral 2003-EF1
                            Monthly Servicing Report

                                                 Determination Date:    02/18/04
                                                  Collection Period:    01/31/04
                                                       Payment Date:    02/20/04

I. AVAILABLE FUNDS
     A. Available Pledged Revenues

          a. Scheduled Payments Received                                                                 $22,598,200.43
          b. Liquidation Proceeds Allocated to Owner Trust                                                    63,636.70
          c. Required Payoff Amounts of Prepaid Contracts                                                  4,618,808.68
          d. Required Payoff Amounts of Purchased Contracts                                                  291,715.44
          e. Proceeds of Clean-up Call                                                                             0.00
          f. Investment Earnings on Collection Account and Note Distribution Account                               0.06
                                                                                                         --------------
                                                               Total Available Pledged Revenues =        $27,572,361.31

     B. Determination of Available Funds

          a. Total Available Pledged Revenues                                                            $27,572,361.31
          b. Servicer Advances                                                                             1,754,043.69
          c. Recoveries of prior Servicer Advances                                                        (1,939,571.54)
          d. Withdrawal from Reserve Account                                                                       0.00
                                                                                                         --------------
                                                               Total Available Funds =                   $27,386,833.46
                                                                                                         ==============

II. DISTRIBUTION AMOUNTS

     A. COLLECTION ACCOUNT DISTRIBUTIONS

          1. Servicing Fee                                                                                         395,473.77

          2. Class A-1 Note Interest Distribution                                              119,651.42
             Class A-1 Note Principal Distribution                                          23,187,091.27
                  Aggregate Class A-1 distribution                                                              23,306,742.69

          3. Class A-2 Note Interest Distribution                                              194,941.67
             Class A-2 Note Principal Distribution                                                   0.00
                  Aggregate Class A-2 distribution                                                                 194,941.67

          4. Class A-3 Note Interest Distribution                                              311,669.91
             Class A-3 Note Principal Distribution                                                   0.00
                  Aggregate Class A-3 distribution                                                                 311,669.91

          5. Class B Note Interest Distribution                                                 32,678.16
             Class B Note Principal Distribution                                               701,170.48
                  Aggregate Class B distribution                                                                   733,848.64

          6. Class C Note Interest Distribution                                                 78,641.25
             Class C Note Principal Distribution                                                     0.00
                  Aggregate Class C distribution                                                                    78,641.25

          7. Class D Note Interest Distribution                                                106,020.00
             Class D Note Principal Distribution                                                     0.00
                  Aggregate Class D distribution                                                                   106,020.00

          8. Payment due to the Class A-3 Swap Counterparty                                                        219,150.39

          9. Deposit to the Reserve Account                                                                              0.00

          10. Amounts Payable in connection with the Reserve Account                                                31,924.39

          11. To the holder of the equity certificate                                                            2,008,420.75

                                Collection Account Distributions =                                              27,386,833.46
                                                                                                                =============

     B. RESERVE ACCOUNT DISTRIBUTIONS

          1. Withdrawal from the Reserve Account                                                                         0.00

          2. Interest to the Holdback Amount Designee                                                               52,308.00

          3. Release of Excess from the Reserve Account                                                            955,530.47
                                                                                                                -------------
                                Reserve Account Distributions =                                                  1,007,838.47
                                                                                                                =============

                                                                                                                -------------
     C. INCORRECT DEPOSITS                                                                                               0.00
                                                                                                                =============

III. INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES

               --------------------------------------------------------------------------------------------
                    Distribution                           Class A-1         Class A-2            Class A-3
                       Amounts                               Notes             Notes                Notes
               --------------------------------------------------------------------------------------------
          1         Interest Due                            119,651.42      194,941.67           311,669.91
          2         Interest Paid                           119,651.42      194,941.67           311,669.91
          3      Interest Shortfall                               0.00            0.00                 0.00
                   ((1) minus (2))
          4        Principal Paid                        23,187,091.27            0.00                 0.00

          5   Total Distribution Amount                  23,306,742.69      194,941.67           311,669.91
                   ((2) plus (4))

               ---------------------------------------------------------------------------------------------------------------
                    Distribution                            Class B         Class C              Class D         Total Offered
                       Amounts                                Notes           Notes                Notes             Notes
               ---------------------------------------------------------------------------------------------------------------
          1         Interest Due                             32,678.16       78,641.25           106,020.00        843,602.41
          2         Interest Paid                            32,678.16       78,641.25           106,020.00        843,602.41
          3      Interest Shortfall                               0.00            0.00                 0.00              0.00
                   ((1) minus (2))
          4        Principal Paid                           701,170.48            0.00                 0.00     23,888,261.75

          5    Total Distribution Amount                    733,848.64       78,641.25           106,020.00     24,731,864.16
                   ((2) plus (4))

IV. Information Regarding the Securities

     A Summary of Balance Information

               ---------------------------------------------------------------------------------------------------------------
                                        Applicable     Principal Balance    Class Factor    Principal Balance     Class Factor
                        Class              Coupon           Feb-04             Feb-04            Jan-04              Jan-04
                                            Rate         Payment Date       Payment Date      Payment Date        Payment Date
               ---------------------------------------------------------------------------------------------------------------
          a.       Class A-1 Notes        1.1388%        98,832,703.49         0.35939       122,019,794.76           0.44371
          b.       Class A-2 Notes        1.4900%       157,000,000.00         1.00000       157,000,000.00           1.00000
          c.       Class A-3 Notes        1.2600%       287,253,376.00         1.00000       287,253,376.00           1.00000
          d.        Class B Notes         2.2900%        16,422,755.35         0.75507        17,123,925.83           0.78731
          e.        Class C Notes         3.9800%        23,710,929.00         1.00000        23,710,929.00           1.00000
          f.        Class D Notes         4.9600%        25,650,000.00         1.00000        25,650,000.00           1.00000

          g.                     Total Offered Notes    608,869,763.84                       632,758,025.59

     B Other Information

               ----------------------------------------------------------------------------------------------
                                                          Scheduled                             Scheduled
                        Class                         Principal Balance                     Principal Balance
                                                           Feb-04                                Jan-04
                                                        Payment Date                          Payment Date
               ----------------------------------------------------------------------------------------------
                   Class A-1 Notes                      148,051,128.00                       168,076,579.00


               ---------------------------------------------------------------------------------------------------------------
                                                            Target              Class            Target              Class
                                            Class      Principal Amount         Floor       Principal Amount         Floor
                        Class            Percentage         Feb-04              Feb-04           Jan-04              Jan-04
                                                         Payment Date        Payment Date     Payment Date        Payment Date
               ---------------------------------------------------------------------------------------------------------------
                       Class A              97.06%      590,998,161.91                       614,185,253.18
                       Class B               2.94%          701,170.48            0.00           789,974.84           0.00

V. PRINCIPAL

     A. MONTHLY PRINCIPAL AMOUNT

          1. Principal Balance of Notes and Equity Certificates                              632,758,025.59
             (End of Prior Collection Period)
          2. Contract Pool Principal Balance (End of Collection Period)                      608,869,763.84
                                                                                             --------------
                          Total monthly principal amount                                      23,888,261.75

VI. CONTRACT POOL DATA

     A. CONTRACT POOL CHARACTERISTICS

                                                                      -------------------------------------------------------
                                                                          Original               Feb-04            Jan-04
                                                                            Pool              Payment Date      Payment Date
                                                                      -------------------------------------------------------
          1  a. Contract Pool Principal Balance (active contracts)      790,364,305.00       607,915,137.37    632,305,564.51
             b. Positive Rent Due (active contracts)                                           5,850,116.80      6,035,644.65
                                                                      -------------------------------------------------------
             c. Required Payoff Amount (active contracts)               790,364,305.00       613,765,254.17    638,341,209.16
             d. Required Payoff Amount (unliquidated defaults)                                   954,626.47        452,461.08
                                                                      -------------------------------------------------------
             e. Total Required Payoff Amount                            790,364,305.00       614,719,880.64    638,793,670.24
                                                                      =======================================================

          2  No of Contracts                                                     9,883                9,341             9,406

          3  Weighted Average Remaining Term                                      39.9                 35.2              36.0

          4  Weighted Average Original Term                                       52.8

     B. DELINQUENCY INFORMATION

                                                         --------------------------------------------------------------------
                                                                 % of
                                                                                                     No. Of       Required
                                                               Contract         % of RPA            Accounts    Payoff Amount
                                                         --------------------------------------------------------------------
          1. Current                                             97.18%          96.92%               9,078    595,801,570.11
             31-60 days                                           1.73%           1.55%                 162      9,515,081.06
             61-90 days                                           0.47%           0.66%                  44      4,029,044.84
             91-120 days                                          0.21%           0.22%                  20      1,347,354.86
             121-150 days                                         0.16%           0.30%                  15      1,849,240.24
             151-180 days                                         0.06%           0.20%                   6      1,222,963.06
             180+ days                                            0.00%           0.00%                   0              0.00
                                                         --------------------------------------------------------------------
             Subtotal - Active Accounts                          99.83%          99.84%               9,325    613,765,254.17
             Remaining RPA - Unliquidated Defaults                0.17%           0.16%                  16        954,626.47
                                                         --------------------------------------------------------------------
             Total Delinquency                                  100.00%         100.00%               9,341    614,719,880.64
                                                         ====================================================================

          2. Delinquent Scheduled Payments:

             Beginning of Collection Period                                                    6,035,644.65
             End of Collection Period                                                          5,850,116.80
                                                                                             --------------
                                      Change in Delinquent Scheduled Payments                   (185,527.85)

     C. DEFAULTED CONTRACT INFORMATION

          1. A) Reported Loss Information

                                                         ---------------------------------------------------------------------
                                                                    Current Period                         Cumulative
                                                         ---------------------------------------------------------------------
                                                              Amount           % of ICPB           Amount            % of ICPB
                                                         ---------------------------------------------------------------------
                Defaulted Valuation Amount                  756,083.48            0.10%        1,497,978.48              0.19%
                Cash Collected on Defaulted Contracts        63,636.70            0.01%          242,962.58              0.03%
                                                         ---------------------------------------------------------------------
                Net Loss Amount                             692,446.78            0.10%        1,255,015.90              0.16%
                                                         =====================================================================

             B) Cumulative Loss Trigger Percentage                                                                       0.75%
                Cumulative Loss Trigger in Effect                                                                         NO

          2. Supplemental Information on Unliquidated Defaulted Contracts

             Required Payoff Amount at time of Default                                         2,282,479.79
             Initial Defaulted Valuation Amount                                                1,240,220.60
             Cash Collected on Defaulted Contracts                                                87,632.72
                                                                                               ------------
             Remaining Required Payoff Amount of Defaulted Contracts                             954,626.47
                                                                                               ============
             Initial Valuation as a % of Required Payoff Amount at time of Default                    54.34%
             Remaining Balance % of Required Payoff Amount at time of Default                         41.82%

          3. Supplemental Information on Liquidated Contracts

                                                             ------------------------------------------------------------------
                                                                     Current Period                         Cumulative
                                                             ------------------------------------------------------------------
                                                                 Amount        % of ICPB           Amount             % of ICPB
                                                             ------------------------------------------------------------------
              Required Payoff Amount at time of Default           0.00            0.00%          170,125.16              0.02%
              Cash Collected on Liquidated Contracts              0.00            0.00%          155,329.86              0.02%
                                                             ------------------------------------------------------------------
              Net Loss Amount on Liquidated Contracts             0.00            0.00%           14,795.30              0.00%
                                                             ==================================================================
              Loss Severity Percentage                            0.00%                                8.70%
              Number of Contracts                                    0                                    2
              % of Original Contracts                             0.00%                                0.02%


VII. INFORMATION REGARDING THE RESERVE ACCOUNT

     A. RESERVE ACCOUNT

          1. Opening Reserve Account Balance                                                  25,310,321.02
          2. Investment Earnings                                                                  20,383.61
          3. Deposit from the Collection Account                                                  31,924.39
          4. Withdrawls from the Reserve Account                                                       0.00
          5. Interest payment to the Holdback Designee                                           (52,308.00)
          6. Release of Reserve Account Surplus                                                 (955,530.47)
          7. Ending Reserve Account Balance                                                   24,354,790.55
          8. Available amount                                                                 25,310,321.02
          9. Required Reserve Account Amount                                                  24,354,790.55
          10. Reserve Account Surplus/ (Shortfall)                                                     0.00

VIII. MISCELLANEOUS INFORMATION

     A. SERVICER ADVANCE BALANCE

          1. Opening Servicer Advance Balance                             6,035,644.65
          2. Current Period Servicer Advance                              1,754,043.69
          3. Recoveries of prior Servicer Advances                       (1,939,571.54)
                                                                         -------------
          4. Ending Servicer Advance Balance                              5,850,116.80

     D. OTHER RELATED INFORMATION

          1. Life to Date Prepayment (CPR)                                        15.8%

          2. Life to Date Substitutions:

             a. Prepayments                                       0.00

             b. Defaults                                          0.00

       NCT Funding Company LLC, JPMorgan Chase, as trustee under the Indenture, and CIT Financial USA, Inc., in its individual capacity and as
Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 9.02 of the Pooling and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the
                    Payment Date occurring on 02/20/04

 This Certificate shall constitute the Servicer's Certificate as required by
Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Pooling and Servicing Agreement.

                          CIT Financial USA, Inc.

                                Glenn Votek
                                -----------
                                Glenn Votek
                   Executive Vice President, and Treasurer